    As filed with the Securities and Exchange Commission on April 30, 2002

                                               Securities Act File No. 33-71142
                                       Investment Company Act File No. 811-8128

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               -----------------
                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933                        [_]

                          Pre-Effective Amendment No.                       [_]


                        Post-Effective Amendment No. 11                     [X]


                                      and

                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 12                             [X]


                               -----------------

                     W.P. STEWART & CO. GROWTH FUND, INC.
              (Exact Name of Registrant as Specified in Charter)

                              527 Madison Avenue
                           New York, New York 10022
              (Address of Principal Executive Offices) (Zip Code)

                                (212) 750-8585
             (Registrant's Telephone Number, including Area Code)

                               -----------------

                                   Copy to:


               W.P. Stewart & Co., Inc.          Joel H. Goldberg, Esq.
                  527 Madison Avenue              Shearman & Sterling
               New York, New York 10022           599 Lexington Avenue
                  Attn: Lisa D. Levey           New York, New York 10022
        (Name and Address of Agent for Service)


                               -----------------

   Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

   It is proposed that this filing will become effective (check appropriate box)

      [X]  immediately upon filing pursuant to paragraph (b)

      [_]  on (date) pursuant to paragraph (b)

      [_]  60 days after filing pursuant to paragraph (a)(1)

      [_]  on (date) pursuant to paragraph (a)(1)

      [_]  75 days after filing pursuant to paragraph (a)(2)

      [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered..Shares of Common Stock, $0.001 Par Value




================================================================================

PROSPECTUS

                     W.P. Stewart & Co. Growth Fund, Inc.


                               -----------------

                              Investment Adviser

                           W.P. Stewart & Co., Inc.
                              527 Madison Avenue
                           New York, New York 10022

                               -----------------

   W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is a non-diversified mutual fund, the investment objective of which is capital gains. There can be no certainty that the Fund will achieve its investment objective.



                               -----------------

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               -----------------


                                April 30, 2002

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY..........................................  3

FUND PERFORMANCE.............................................  4

FEES AND EXPENSES............................................  5
   Expense Example...........................................  5

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS  6
   Investment Objective and Principal Investment Strategies..  6
   Principal Investment Risks................................  6
   Other Investment Strategies and Risks.....................  7

MANAGEMENT...................................................  8
   The Investment Adviser....................................  8

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE..................  8

PRICING OF SHARES............................................  8

PURCHASE OF SHARES...........................................  9

REDEMPTIONS AND DISTRIBUTIONS................................  9
   Redemptions...............................................  9
   Dividends and Distributions............................... 10

TAXATION..................................................... 10
   Taxability of Dividends and Distributions................. 10
   Taxability of Transactions................................ 11

FINANCIAL HIGHLIGHTS......................................... 12

                              RISK/RETURN SUMMARY

.. Investment Objective.    Capital gains.

.. Principal Investment
  Strategies...........    The Fund's investment adviser, W.P. Stewart & Co.,
                           Inc. (the "Adviser"), seeks to achieve the Fund's
                           investment objective of capital gains (i.e., growth
                           in the value of the Fund's shares), by investing in
                           common stocks of companies based on a variety of
                           factors. Such factors include: the company's record
                           and projections of profit and earnings growth,
                           accuracy and availability of information with
                           respect to the company, success and experience of
                           management, accessibility of management to the
                           Adviser, product lines and competitive position both
                           in the U.S. and abroad, lack of cyclicality, large
                           market capitalization and liquidity of the company's
                           securities. The Fund's portfolio normally consists
                           primarily of common stocks of U.S.-based companies
                           listed on the New York Stock Exchange.
.. Principal Investment
  Risks................    Your Fund shares can go down in value, so you may
                           lose money by investing in the Fund. The price of the Fund's shares may be more volatile than the price of shares of funds investing in other types of equity securities or in primarily fixed income securities. The price of common stocks tends to fluctuate more dramatically than other types of investments. These price movements may result from economic, political and regulatory factors affecting individual companies, industries or securities markets as a whole. The price of growth stocks may be particularly volatile. Since the companies that issue these stocks usually reinvest a high portion of earnings in their own businesses, they may lack the dividend yield associated with value stocks that can cushion total return in a declining market.
                           Also, since investors buy growth stocks based on their expected earnings growth, earnings disappointments often result in sharp price declines. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance
                           Corporation or any other government agency. The Fund is a "non-diversified" investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund's performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. No method of fundamental or technical analysis, including that employed by the Adviser, has been proven to provide a guaranteed rate of return adjusted for investment risk.

.. Suitability..........    Because the Fund invests a high percentage of its
                           assets in a limited number of common stocks, the Fund may not represent a complete investment program.

                               FUND PERFORMANCE


   The following bar chart and table show the variability of the Fund's performance from year to year and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year of operations for the last seven years. The table shows how the Fund's average annual returns compare to those of a broad-based securities market index. Of course, past performance (before and after taxes) cannot predict or guarantee future results.


   Annual Total Returns*

                            [CHART]

  1995      1996     1997     1998    1999     2000       2001
 ------    ------   -----    -----    -----   -----     -------
 27.73%    30.64%   24.69%   33.30%   8.76%   (2.24)%   (13.06)



* Annual total returns do not include performance for the period from February 28, 1994 (inception date) through December 31, 1994 and do not reflect deduction of the Fund's 0.50% redemption fee. If the redemption fee were deducted, the annual total returns would be lower than those shown. During the 7-year period shown in the bar chart, the highest return for a quarter was 18.68% (quarter ended December 31, 1998) and the lowest return for a quarter was -11.78% (quarter ended September 30, 2001).



   Average Annual Total Returns (as of the fiscal year ended December 31, 2001)



                                                                  Return Since
                                              One Year  Five Year  Inception*
                                              --------- --------- ------------
W.P. Stewart & Co. Growth Fund, Inc.**
  Return Before Taxes........................   -13.49%    8.86%      12.84%
  Return After Taxes on Distributions***.....   -13.50%    7.50%      11.53%
  Return After Taxes on Distributions and
   Sale of Fund Shares***....................    -8.21%    7.02%      10.54%
S&P 500(R) Index (reflects no deduction for
  fees, expenses or taxes)****...............   -11.89%   10.69%      14.19%

--------
   * Inception Date of Fund: February 28, 1994
  ** The Fund's returns shown are after deduction of the Fund's 0.50% redemption fee.

 *** After-tax returns: (i) are estimated and based on calculations using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and (ii) are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


**** The S&P 500(R) Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

                               FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)
   Maximum Sales Load Imposed on Purchases (as a percentage of offering price). None
   Maximum Deferred Sales Load................................................. None
   Maximum Sales Load Imposed on Reinvested Dividends.......................... None
   Redemption Fee (as a percentage of the amount redeemed)..................... 0.50%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
   Management Fees............................................................. 1.50%
   Distribution (12b-1) Fees................................................... None
   Other Expenses.............................................................. 0.44%
                                                                                ----
   Total Fund Operating Expenses*.............................................. 1.94%
                                                                                ====

--------

* The Adviser has voluntarily agreed that it may waive advisory fees and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average net assets of the Fund up to $30 million, 2% of average net assets of the Fund of the next $70 million up to $100 million, and 1.5% of the average net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement between the Fund and the Adviser and may be discontinued at any time. For the fiscal year ended December 31, 2001, the Adviser did not waive advisory fees and/or reimburse expenses of the Fund pursuant to such voluntary waiver and/or expense reimbursement agreement.


Expense Example

   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 year               3 years               5 years               10 years
      ------               -------               -------               --------
       $250                 $669                 $1,114                 $2,348


   You would pay the following expenses if you did not redeem your shares:


      1 year               3 years               5 years               10 years
      ------               -------               -------               --------
       $199                 $615                 $1,056                 $2,281

         INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective and Principal Investment Strategies

   The Fund's investment objective is to earn capital gains for shareholders. The Fund normally invests primarily in common stocks listed on the New York Stock Exchange, but also invests, from time to time, in securities listed on other U.S. stock exchanges, in securities traded through The NASDAQ Stock Market Inc. ("NASDAQ") and on international exchanges. The Fund permits investors to participate in a professionally-managed portfolio consisting primarily of stocks of growth businesses based in the U.S.

   The Adviser employs an appraisal method which attempts to measure each prospective company's quality and growth rate by numerous criteria. Such criteria include: the company's record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the U.S. and abroad, lack of cyclicality, large market capitalization and liquidity of the company's securities. These results are compared to the general stock and bond markets to determine the relative attractiveness of each company at a given moment. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. No method of fundamental or technical analysis, including that employed by the Adviser, has been proven to provide a guaranteed rate of return adjusted for investment risk.

   The Fund invests in a relatively small number of individual stocks. To enable it to do so, the Fund technically is classified as "non-diversified." It may invest more than 5% of the value of its assets in the securities of a company and may acquire more than 10% of the voting securities of a company (subject to certain limitations under the Internal Revenue Code).

Principal Investment Risks

   The price of the Fund's shares may go up or down, and may be more volatile than shares of a fund investing in fixed income or money market securities. The prices of common stocks tend to rise and fall more dramatically than other types of investments. These price movements may result from economic, political, regulatory and other factors affecting the issuer, the issuer's geographic region, the issuer's industry, stock markets in general or particular sectors of stock markets. Large-cap stocks, for example, can react differently than small- or mid-cap stocks.

   The price of growth stocks may be particularly volatile. Since the issuers of such stocks usually reinvest a high portion of earnings in their own businesses, they may lack the dividend yield associated with value stocks that can cushion total return in a declining market. Also, growth stocks tend to be more expensive relative to their earnings or assets, especially compared to "value" stocks. Because investors buy growth stocks based on their expected earnings growth, earnings disappointments often result in sharp price declines.

   Because the Fund invests in a relatively small number of individual stocks, the risks of investing in the Fund are greater than the risks of investing in a more widely diversified fund. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may be more susceptible than would a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in a particular company's financial condition or in the market's assessment of the company.

Other Investment Strategies and Risks

   In addition to the Fund's principal investment strategies described above, the Fund may invest in the following other investments:

   Temporary Positions: For temporary defensive purposes or in order to earn a return on available cash balances pending investment or reinvestment, the Fund may invest up to 100% of its assets in debt securities of the U.S. government or its agencies or instrumentalities, interest-bearing accounts maintained with financial institutions, including banks, investment grade short-term debt securities and commercial paper of U.S. companies or repurchase agreements, as well as other money market instruments. The Fund may not achieve its investment objective by investing in such securities.

   Foreign Investments: The Fund may also invest in stocks issued by non-U.S. companies. Such investments will normally be made through the purchase of American Depositary Receipts ("ADRs"), which are investments in shares of non-U.S. companies denominated in U.S. Dollars. The Fund does not currently have any direct investments in non-U.S. stocks (although it may have indirect investments in non-U.S. stocks through the purchase of ADRs), but it may make such investments in the future. Investments in non-U.S. stocks, whether directly or through ADRs, involve more and different risks than investments in U.S. stocks. Foreign companies are not necessarily subject to the same disclosure, accounting, and financial reporting standards as U.S. companies. Furthermore, the political, economic and social structures of some countries may be less stable and more volatile than those in the U.S. As a result, foreign stock exchanges, custodial arrangements and currencies generally are more volatile.


   If the underlying investments represented by ADRs are denominated in foreign currencies or the Fund receives dividends that are declared in foreign currencies, the value of the ADRs and the amount of dividends received as measured in U.S. Dollars may be adversely affected by fluctuations in currencies, including fluctuations in the "euro" currency. Introduced on January 1, 1999 by member nations of the European Union, the euro is expected to become the sole currency among such nations by July 1, 2002. The Fund's foreign investments may be subject to additional risks as a result of the conversion to the euro, including potential adverse tax and accounting consequences, as well as difficulties with respect to processing and settlement of transactions. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than investments in U.S. companies. In addition, dividends declared on the underlying investment represented by ADRs generally will be subject to withholding taxes.

                                  MANAGEMENT

The Investment Adviser

   The Fund's investments are managed by the Adviser, a Delaware corporation incorporated in 1998. The Adviser and its affiliates and its and their predecessors have been providing investment advisory services to individuals, trusts and pension funds since 1975 (and to the Fund, since its inception in 1994). The Adviser's business office is located at 527 Madison Avenue, 21st Floor, New York, New York 10022-4212. Its telephone number is (212) 750-8585, and its facsimile number is (212) 980-8039.

   The Adviser is responsible for the management of the Fund's business affairs, including providing investment research and analysis of investment opportunities and the management of the Fund's trading and investment transactions, subject to the investment policies and restrictions described in this Prospectus and the supervision of the Board of Directors.




   The Adviser's portfolio manager for the Fund is Peter H. Jennison, President of the Fund and portfolio manager and Vice President of the Adviser. Mr. Jennison has served as a portfolio manager of the Fund since November 13, 2001, and of other accounts managed by the Adviser and its affiliates and predecessors since June, 1989. Mr. Jennison and the other portfolio managers of the Adviser are members of an investment research group which selects the group of securities in which each account, including the Fund, may invest. Mr. Jennison, who is primarily responsible for the day-to-day management of the Fund's portfolio, selects securities from this group for investment by the Fund. Although each account managed by the Adviser has individual objectives and a unique portfolio, the Fund's investments generally are similar to investments made by the Adviser's managed accounts.



   Under the Investment Advisory Services Agreement between the Adviser and the Fund, the Fund pays the Adviser a fee at the annual rate of 1.5% of the Fund's average daily net assets, quarterly in arrears. For the fiscal year ended December 31, 2001, the Fund paid the Adviser an advisory fee of 1.5% of the average net assets of the Fund.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


   Management's discussion of the Fund's performance during the fiscal year ended December 31, 2001 is included in the Fund's 2001 annual report to shareholders, additional copies of which can be obtained free of charge upon request in writing or by telephoning the Fund.


                               PRICING OF SHARES

   The price of a Fund share is based on the Fund's net asset value per share. The net asset value per share is determined each day the New York Stock Exchange is open for trading (each, a "Business Day") by or at the direction of the Board of Directors as of the close of business of the New York Stock Exchange (generally 4:00 p.m., New York City time). Shares will not be priced on days that the New York Stock Exchange is closed for trading. The Fund's portfolio securities may be traded elsewhere, such as on foreign exchanges, on days that the New York Stock Exchange is closed. As a result, the value of the Fund's shares may be affected on days when shareholders will not be able to purchase or redeem shares of the Fund.

   The net asset value is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at a particular time.

   In general, the Fund values its portfolio holdings at their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or included in NASDAQ or any comparable foreign over-the-counter quotation system providing last sale data, or if no sales of such securities are reported on such date, and in the case of "over-the-counter" securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

                              PURCHASE OF SHARES

   You may purchase shares on any Business Day. The purchase price will be the net asset value of the shares next computed following receipt of payment and the Subscriber Information Form and Subscription Agreement attached to this Prospectus. Your payment cannot be accepted until the Fund receives these subscription documents. The minimum initial investment in the Fund is $50,000, although the Fund may in its discretion accept purchases for a lesser amount. There is no minimum subsequent investment. Payment may be made by check or by wire pursuant to delivery instructions set forth in the Subscription Instructions. If you already are a Fund shareholder, you need not submit the subscription documents when purchasing additional shares. The Fund can reject any purchase.

   The Fund generally does not issue certificates for shares. The Fund instead credits your account with the number of shares purchased. You should promptly check the confirmation that is mailed after each purchase (or redemption) in order to ensure that the purchase (or redemption) of shares reported has been recorded accurately in your account. Statements of account will be mailed monthly, showing transactions during the month.

   The Adviser may pay out of its own resources persons who sell shares of the Fund.

                         REDEMPTIONS AND DISTRIBUTIONS

Redemptions

   You may redeem shares on any Business Day. The redemption price will be the net asset value of the shares next computed following receipt of the redemption request in proper form by the Fund, less a redemption fee equal to 0.50% of the gross redemption proceeds. Redemption requests must be made in writing and sent by mail to W.P. Stewart & Co. Growth Fund, Inc., 527 Madison Avenue, New York, New York 10022, or sent by facsimile to (212) 980-8039. If certificates have been issued for the shares being redeemed, your redemption request must be accompanied by the certificates endorsed for transfer (or accompanied by an endorsed stock power). The Fund can refuse any requests for redemption if a Fund representative thinks any such request may not be properly authorized. The Fund will not honor redemption requests that are not in proper form.


   The Fund may require the redemption of your shares in full (less a 0.50% redemption fee) if (i) the net asset value of your shares is reduced to less than $10,000 due to redemptions made by you, or (ii) the Fund determines or has reason to believe that your ownership of such shares will cause the Fund to be in violation of, or require registration of any such shares or subject the Fund to additional registration or regulation under, the securities laws of any relevant jurisdiction. Any such mandatory redemption shall be effective as of the date designated by the Fund in a notice to the shareholder (which shall be not less than 10 calendar days after delivery or mailing of the notice of mandatory redemption). If the Fund is requiring the redemption of your shares because the net asset value of your shares has been reduced to less than $10,000 due to redemptions made by you, you will be permitted to increase your investment during the notice period to at least $10,000 to avoid automatic redemption at the net asset value as of the close of business on the proposed redemption date.

   You will receive payment of the redemption price within seven days after receipt of the redemption request in good order, but the Fund may suspend the right of redemption or postpone payment during any period when (a) trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings; (b) the Securities and Exchange Commission (the "Commission") has by order permitted such suspension; or (c) an emergency, as defined by the Commission, exists, making sale of portfolio securities or determination of the value of the Fund's net assets not reasonably practicable. You will receive notice of any suspension if you have submitted a redemption request and you have not received your redemption payment. If you do not withdraw your redemption request after notification of a suspension, the redemption will be made as of the day on which the suspension is lifted, on the basis of the net asset valuation on that day.

Dividends and Distributions

   The Fund intends to pay you a dividend annually representing its entire net investment income (if any) and to distribute to you all its net realized capital gains (if any) at least annually. Your dividends and/or any capital gain distributions will be reinvested automatically in shares of the Fund at net asset value as of the payment date unless you make a written request to the Fund for payment in cash at least five days in advance of the payment date.

   Checks issued upon your request for payment of dividends and capital gain distributions in cash will be forwarded to you by first class mail. Uncashed checks will not earn interest.

                                   TAXATION

Taxability of Dividends and Distributions


   Dividends from net ordinary income or net short-term capital gains will be taxable to you as ordinary income and distributions from net capital gains from the sale of assets held by the Fund for more than one year ("net capital gains") will be taxable to you as long-term capital gains, regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund and regardless of how long you have held shares of the Fund. The Fund expects that its distributions will consist primarily of long-term capital gains. The maximum long-term capital gains rate for individuals generally is 20%. The maximum long-term capital gains rate for corporations is the same as the maximum tax rate for ordinary income, which currently is 35%. Corporations may be entitled to take a dividends received deduction for a portion of certain dividends they receive. The Fund will inform you each year of the tax status of distributions you received for the previous year. Your tax liabilities for such distributions will depend on your particular tax situation.



   By law, the Fund must withhold 30% (scheduled to be phased down to 28% by 2006) of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.


   Distributions of net ordinary income or net short-term capital gains received by a non-resident alien individual or foreign corporation shareholder which is not engaged in a trade or business in the U.S. generally will be subject to federal withholding tax at the rate of 30%, unless such rate is reduced by an applicable income tax treaty to which the U.S. is a party. However, gains from the sale by any such shareholder of shares of the Fund and distributions received by any such shareholder from net capital gains generally will not be subject to federal withholding tax.

Taxability of Transactions

   Any time you redeem your shares, it is considered a taxable event for you. Any gain or loss realized upon a redemption of shares generally will be treated as capital gain or loss. Any such gain or loss will be treated as a long-term capital gain or loss if you held your shares for more than one year and otherwise as a short-term capital gain or loss (except that any loss with respect to shares that you held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received).


   The foregoing is a summary of some of the important federal income tax considerations affecting the Fund and its shareholders. It is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding shares of the Fund. You should consult your own tax advisor regarding specific questions of federal, state, local or foreign tax law.

                             FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by M.R. Weiser & Co., LLP, independent auditors, whose report, together with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                   For the      For the      For the      For the      For the
                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 December 31, December 31, December 31, December 31, December 31,
                                                     2001         2000         1999         1998         1997
                                                 ------------ ------------ ------------ ------------ ------------
Net Asset Value Per Share, Beginning of Period..    $207.95     $218.96      $213.59      $168.71      $152.65
                                                   --------     -------      -------      -------      -------
Income or Loss from Investment Operations
Net Investment Loss.............................     (2.07)      (2.74)       (2.03)       (2.21)       (1.87)
Net Gains or Losses on Securities (both realized
 and unrealized)................................    (25.09)      (1.82)        20.40       $57.80        38.53
                                                   --------     -------      -------      -------      -------
Total Income/Loss from Investment Operations....    (27.16)      (4.56)        18.37        55.59        36.66
Less Distributions
Distributions (from capital gains)..............     (0.06)      (6.45)      (13.00)      (10.71)      (20.60)
                                                   --------     -------      -------      -------      -------
Total Distributions.............................     (0.06)      (6.45)      (13.00)      (10.71)      (20.60)
                                                   --------     -------      -------      -------      -------
Net Asset Value Per Share, End of Period........    $180.73     $207.95      $218.96      $213.59      $168.71
                                                   ========     =======      =======      =======      =======
TOTAL RETURN (a)................................   (13.06)%     (2.24)%        8.76%       33.30%       24.69%
RATIOS AND SUPPLEMENTAL DATA....................
Net Assets, End of Period (in thousands)........    $61,220     $69,848      $75,311      $50,650      $36,201
Ratio of Expenses to Average Net Assets.........      1.94%       1.83%        1.90%        1.94%        2.13%
Ratio of Fees and Expenses Waived and
 Reimbursed by the Adviser and Administrator to
 Average Net Assets.............................         --          --           --           --        0.02%
Ratio of Net Investment Loss to Average Net
 Assets.........................................    (1.11)%     (1.23)%      (1.10)%      (1.26)%      (1.35)%
Portfolio Turnover..............................        69%         43%          32%          34%          79%

--------
(a) Total return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total return would be reduced if the redemption fee of 0.50% were taken into account. Past performance results shown in this report should not be considered a representation of future performance. Total return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

   The Fund's Statement of Additional Information includes additional information about the Fund and is incorporated by reference herein (legally forms a part of this Prospectus). Additional information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can obtain, free of charge, the Statement of Additional Information, annual and semi-annual reports and additional copies of this Prospectus, or make shareholder inquiries, by writing to the Fund at 527 Madison Avenue, New York, New York 10022, by telephoning the Fund collect at (212) 750-8585 or by sending a request by facsimile at (212) 980-8039. You can also obtain these and other related materials at the Securities and Exchange Commission's internet site (http://www.sec.gov) or, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102. You can also review and copy such materials at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (please call (202) 942-8090 in advance for available hours).



Investment Company Act File No. 811-8128

SUBSCRIPTION APPLICATION

                     W.P. Stewart & Co. Growth Fund, Inc.

                           Subscription Instructions

Basic Subscription Documents

   You may subscribe for shares of the common stock, par value $0.001 per share ("Shares"), of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") only by completing, signing and delivering the following basic subscription documents:

      (a) Subscriber Information Form: Complete all requested information, date and sign.

      (b) Subscription Agreement: Date and sign page S-8. The Subscription Agreement may be completed by a duly authorized officer or agent on behalf of a Subscriber.

      (c) Evidence of Authorization: Subscribers which are corporations should submit certified corporate resolutions authorizing the subscription and identifying the corporate officer(s) empowered to sign the basic subscription documents. Partnerships should submit an extract of the partnership agreement identifying the general partners. Trusts should submit a copy of the trust agreement or relevant portions thereof showing appointment and authority of trustee(s). Employee benefit plans (including Individual Retirement Accounts) should submit a certificate of the trustee or an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the basic subscription documents. (Entities may be requested to furnish other or additional documentation evidencing the authority to invest in the Fund.)

Delivery Instructions

   Basic subscription documents should be delivered or mailed to the Fund at the following address:

      c/o W.P. Stewart & Co., Inc.
      527 Madison Avenue
      New York, New York 10022

   All basic subscription documents will be returned to the Subscriber if this subscription is not accepted.

--------------------------------------------------------------------------------

Subscription Payments

   Payments for the amount subscribed (not less than $50,000 unless otherwise agreed in advance by the Fund) may be made by check, made payable to W.P. Stewart & Co. Growth Fund, Inc., or by wire transfer as follows:

        Receiving Bank Information: State Street Bank and Trust Company
                                    225 Franklin Street
                                    Boston, Massachusetts 02110
                           ABA No.: 011000028

                    For Account of: BNF=AC-65590622
                                    Mutual Funds F/B/O W.P. Stewart

                 For Subaccount of: OBI=Growth Fund
                                    Shareholder Name/Account Number

Acceptance of Subscriptions

   The acceptance of subscriptions is within the absolute discretion of the Fund, which may require additional information prior to making a determination. The Fund will seek to notify the Subscriber of its acceptance or rejection of the subscription prior to the date of the proposed investment. If the subscription is rejected, the Fund will promptly refund (without interest) to the Subscriber any subscription payments received by the Fund.

Additional Information

   For additional information concerning subscriptions, prospective investors should contact W.P. Stewart & Co., Inc. at (212) 750-8585.

--------------------------------------------------------------------------------

                     W.P. Stewart & Co. Growth Fund, Inc.

                          Subscriber Information Form

   Each Subscriber for shares of the common stock, par value $0.001 per share ("Shares"), of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is requested to furnish the following information (please print or type):

1. Identity of Subscriber

  Name: _____________________________________________________________________

  *Mailing Address:  ________________________________________________________

               ________________________________________________________________

  Telephone: (      )________________________________________________________

  Telecopier: (      )_______________________________________________________

* Please indicate above the address to which Fund communications and notices should be sent. If the Subscriber is a natural person, please also furnish below the Subscriber's residential address if different from the address indicated above:

  Residential Address:  _____________________________________________________
  (if different from
  Mailing Address)  ___________________________________________________________

  Duplicate Statement Address: ______________________________________________

                       ________________________________________________________

2.Amount of Subscription

  $________________________________________________________________

3.Supplemental Data for Entities

     If the Subscriber is not a natural person, furnish the following supplemental data (natural persons may skip to Question 4):

  (a) Legal form of entity: _________________________________________________

  (b) Jurisdiction of organization: _________________________________________

--------------------------------------------------------------------------------

4. Tax Information


                           PART 1 - PLEASE PROVIDE YOUR TIN IN THE                 Social Security Number OR
                           BOX AT RIGHT AND CERTIFY BY SIGNING AND                 Employer Identification Number
        SUBSTITUTE         DATING BELOW.
                           -----------------------------------------------------------------------------------------------------
         Form W-9          PART 2 - CERTIFICATION-Under penalties of perjury, I certify that:
Department of the Treasury (1) The number shown on this form is my correct taxpayer identification number (or I am
 Internal Revenue Service  waiting for a number to be issued for me), and
                           (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding,
     Payer's Request       or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup
       for Taxpayer        withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified
  Identification ("TIN")   me that I am no longer subject to backup withholding, and
                           (3) I am a U.S. person (including a U.S. resident alien).
                           CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been noti-
                           fied by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.
                           ------------------------------------------------------------------------------------------------------
                           SIGNATURE.............................................. PART-3

                           DATE................................................... Awaiting TIN  [_]
--------------------------------------------------------------------------------------------------------------------------------
 NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF
        30% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
        CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
        ADDITIONAL DETAILS.


--------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                        PART 3 OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 30% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.


Signature  ______________________________________________   Date ____________

                                          _____________________________________
                                          Name and title or
                                          representative capacity,
                                          if applicable

--------------------------------------------------------------------------------

                     W.P. Stewart & Co. Growth Fund, Inc.

                            Subscription Agreement

W.P. Stewart & Co. Growth Fund, Inc.
c/o W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, New York 10022-4212

Ladies and Gentlemen:


   The undersigned (the "Subscriber") hereby acknowledges having received the current prospectus (the "Prospectus") dated April 30, 2002 and annual report as of December 31, 2001 of W.P. Stewart & Co. Growth Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund").


  Subscription Commitment

   The Subscriber hereby subscribes for as many shares of the common stock of the Fund, par value $0.001 (the "Shares"), as may be purchased including fractional shares at the net asset value per Share (as set forth in the Prospectus) next computed after receipt prior to the close of business at the New York Stock Exchange (normally 4:00 p.m., New York City time) of this Subscription Agreement and payment from the Subscriber for the amount set forth in the accompanying Subscriber Information Form completed and signed by the Subscriber (which shall be considered an integral part of this Subscription Agreement). This Subscription Agreement and the Subscriber Information Form need be submitted only by new investors.

   The Subscriber understands that this subscription is not binding on the Fund until accepted by the Fund, and may be rejected by the Fund in its absolute discretion. If so rejected, the Fund shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Fund and the Subscriber shall have no further obligation to each other hereunder. Unless and until rejected by the Fund this subscription shall be irrevocable by the Subscriber.

  Representations, Warranties and Covenants

   To induce the Fund to accept this subscription, the Subscriber hereby makes the following representations, warranties and covenants to the Fund:

      (a) The information set forth in the accompanying Subscriber Information Form is accurate and complete as of the date hereof, and the Subscriber will promptly notify the Fund of any change in such information. The Subscriber consents to the disclosure of any such information, and any other information furnished to the Fund, to any governmental authority, self-regulatory organization or, to the extent required by law, to any other person.

      (b) In deciding whether to invest in the Fund, the Subscriber has not relied or acted on the basis of any representations or other information purported to be given on behalf of the Fund or the investment adviser of the Fund except as set forth in the Prospectus, the Fund's Statement of Additional Information or the Fund's Registration Statement on Form N-1A (it being understood that no person has been authorized by the Fund or the Fund's investment adviser to furnish any such representations or other information).

--------------------------------------------------------------------------------

      (c) The Subscriber has the authority and legal capacity to execute, deliver and perform this Subscription Agreement and to purchase and hold Shares.

      (d) If the Subscriber is, or is acting on behalf of, an employee benefit plan (a "Plan") which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the Plan, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Fund's investment objective, policies and methods, (ii) the decision to invest the Plan's assets in the Fund by such fiduciaries was made with appropriate consideration of and in compliance with, the investment duties upon such fiduciaries under Section 404(a)(1)(B) of ERISA and the diversification requirements of Section 404(a)(1)(C) of ERISA; (iii) the fiduciary or other person signing this Subscription Agreement is independent of the Fund and the investment adviser of the Fund; and (iv) this subscription and the investment in the Fund contemplated hereby are in accordance with all requirements applicable to the Plan and its trust under its governing instruments and under ERISA.

  Indemnification

   The Subscriber agrees that the subscription made hereby may be accepted in reliance on the representations, warranties, agreements, covenants and confirmations set out above. The Subscriber agrees to indemnify and hold harmless the Fund and the Fund's investment adviser (including for this purpose their respective shareholders, members, directors, managers, officers and employees, and each person who controls any of them within the meaning of
Section 20 of the Securities Exchange Act of 1934, as amended) from and against any and all loss, damage, liability or expense, including reasonable costs and attorneys' fees and disbursements, which the Fund, such adviser or such persons may incur by reason of, or in connection with, any representation or warranty made herein (or in the accompanying Subscriber Information Form) not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, in the Subscriber Information Form or in any other document provided by the Subscriber to the Fund.

  Miscellaneous

   (a) The Subscriber agrees that neither this Subscription Agreement, nor any of the Subscriber's rights or interest herein or hereunder, is transferable or assignable by the Subscriber, and further agrees that the transfer or assignment of any Shares acquired pursuant hereto shall be made only in accordance with the provisions hereof and all applicable laws.

   (b) The Subscriber agrees that, except as permitted by applicable law, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder, and that this Subscription Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors and assigns.

   (c) All of the representations, warranties, covenants, agreements and confirmations set out above and in the Subscriber Information Form shall survive the acceptance of the subscription made herein and the issuance of any Shares.

   (d) This Subscription Agreement together with the Subscriber Information Form constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.


--------------------------------------------------------------------------------

   (e) Within ten days after receipt of a written request therefor from the Fund, the Subscriber agrees to provide such information and to execute and deliver such documents as the Fund may deem reasonably necessary to comply with any and all laws, rules, regulations and ordinances to which the Fund is or may be subject.

  Notices

   Any notice required or permitted to be given to the Subscriber in relation to the Fund shall be sent to the address specified in Item 1 of the Subscriber Information Form accompanying this Subscription Agreement or to such other address as the Subscriber designates by written notice received by the Fund.

  Governing Law

   This Subscription Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law provisions thereof.

Dated: ______________________________   Very truly yours,

                                        _______________________________________
                                        Name of Subscriber

                                        _______________________________________
                                        Signature

                                        _______________________________________
                                        Name and title or representative
                                        capacity,
                                        if applicable

                             *    *    *    *    *

   The foregoing is hereby accepted, subject to the conditions set forth herein.

Dated: ______________________________   W.P. STEWART & CO. GROWTH FUND, INC.

                                        By: _________________________________

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

                               -----------------

                     W.P. Stewart & Co. Growth Fund, Inc.

                               -----------------

                              Investment Adviser

                           W.P. Stewart & Co., Inc.
                              527 Madison Avenue
                           New York, New York 10022

                               -----------------


   This Statement of Additional Information provides information about W.P. Stewart & Co. Growth Fund, Inc., in addition to the information contained in the Prospectus of the Fund dated April 30, 2002 (the "Prospectus"). Please retain this document for future reference.



   This Statement of Additional Information is not a prospectus. It relates to, should be read in conjunction with and incorporates by reference the Prospectus of the Fund. The audited financial statements and report of the Fund's independent accountants for the Fund's fiscal year ended December 31, 2001 are incorporated by reference into this Statement of Additional Information from the Fund's annual report to shareholders for the year ended December 31, 2001. You may obtain the Fund's Prospectus and annual report to shareholders free of charge by requesting it in writing or by telephoning the Fund (collect) at
(212) 750-8585.


                               -----------------


                                April 30, 2002

                               TABLE OF CONTENTS


ORGANIZATION OF THE FUND...................................  3

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............  3
   Investment Objective and Methods........................  3
   Portfolio Turnover......................................  5
   Fundamental Investment Policies.........................  5
   Non-Fundamental Investment Policies.....................  6

MANAGEMENT OF THE FUND.....................................  6

INVESTMENT ADVISORY AND OTHER SERVICES..................... 11
   Potential Conflicts of Interest......................... 12
   Duty of Care............................................ 12
   Code of Ethics.......................................... 13

BROKERAGE ALLOCATION....................................... 13

CUSTODIAN, ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT... 14

INDEPENDENT AUDITOR........................................ 14

CAPITAL STOCK.............................................. 15

DISTRIBUTION OF THE FUND'S SHARES.......................... 15

COMPUTATION OF NET ASSET VALUE............................. 15

PURCHASE OF SHARES......................................... 15

REDEMPTIONS................................................ 16

TAX STATUS................................................. 16

ERISA CONSIDERATIONS....................................... 18

PERFORMANCE................................................ 18
   Total Return Calculations............................... 19
   Other Advertisement Matters............................. 20

FINANCIAL STATEMENTS....................................... 20

CONTACT INFORMATION........................................ 21

                           ORGANIZATION OF THE FUND


   W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on September 23, 1993. The Fund is a registered open-end, non-diversified, management investment company (commonly known as a mutual fund). The Fund commenced investment operations on February 28, 1994. W.P. Stewart & Co., Inc., a registered investment adviser (the "Adviser"), is the Fund's investment adviser. You may purchase shares of the Fund, par value $0.001 per share ("Shares"), in the manner described in the Fund's Prospectus dated April 30, 2002.


                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective and Methods

   The Fund's investment objective is to earn capital gains for shareholders. The Fund's investment objective is a fundamental policy of the Fund, which may not be changed without a vote of a "majority" of the outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "Act")). The Adviser seeks to achieve the Fund's investment objective by investing in common stocks of companies based on a variety of factors. Such factors include: the company's record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the U.S. and abroad, lack of cyclicality, large market capitalization and liquidity of the company's securities. The Fund's portfolio normally consists primarily of common stocks of U.S.-based companies listed on the New York Stock Exchange, Inc. (the "New York Stock Exchange"). There can be no assurance that the Fund will achieve its investment objective.

   The Fund may also invest in the following:

   Temporary Positions: For temporary defensive purposes or in order to earn a return on available cash balances pending investment or reinvestment, the Fund may invest up to 100% of its assets in debt securities of the U.S. government or its agencies or instrumentalities, interest-bearing accounts maintained with financial institutions, including banks, investment grade short-term debt securities and commercial paper of U.S. companies or repurchase agreements, as well as other money market instruments.

   Repurchase Agreements: A repurchase agreement customarily requires the seller to agree to repurchase the securities from the Fund at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily U.S. government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

   Foreign Investments: The Fund may invest in stocks issued by non-U.S. companies. Such investments will normally be made through the purchase of American Depositary Receipts ("ADRs").

   ADRs represent an investment in shares of non-U.S. companies but are denominated in U.S. Dollars and usually are listed on a U.S. stock exchange or traded through NASDAQ. Investments in ADRs involve certain risks that investments directly in U.S. stocks do not. Because the underlying security represented by an ADR is normally denominated in a currency other than the U.S. Dollar, the value of the ADR as measured in U.S. Dollars will be affected favorably or unfavorably by movements in currency exchange rates. This may occur even though the price of the underlying security in the foreign currency in which the security trades directly does not vary.

Dividends will normally be declared in the currency in which the underlying security is denominated. The amount of dividends received by the holder of an ADR as measured in U.S. Dollars will be affected favorably or unfavorably by movements in currency exchange rates because the dividend will normally be converted into U.S. Dollars before payment. Also, dividends declared on the underlying investment represented by an ADR generally will be subject to foreign withholding taxes.

   The Fund does not currently have any direct investments in non-U.S. stocks (although it may have indirect investments in non-U.S. stocks through the purchase of ADRs), but it may make such investments in the future. Investments directly in the securities of foreign companies present special risks and considerations not typically associated with investing in U.S. securities and ADRs. In addition to the exchange rate risks and withholding tax issues described above for ADRs, investments directly in foreign securities may be subject to taxes on capital gains and interest. Other risks and considerations can include political and economic instability, different accounting and financial reporting standards, less available public information regarding companies, exchange control and capital flow regulations and different tax treatment. The securities markets on which such foreign securities trade may be less liquid and settlement delays may be experienced, resulting in losses to the Fund and periods when such assets are unavailable to pay redemptions.

   The Fund does not intend to enter into any type of transaction to hedge currency fluctuations.

   Fixed Income and Convertible Securities: The Fund may invest in investment grade debt or preferred equity securities, including securities convertible into or exchangeable for other equity securities. Debt securities are subject to credit risk, which is the risk that the issuer may be unable to make interest or principal payments, as well as market risk, which is the risk that the securities may lose value because interest rates rise. Convertible securities typically are corporate bonds or preferred stocks that may be converted at a specified time and price into shares of common stock. Convertible securities generally provide a fixed income stream and afford the investor the opportunity to participate in the appreciation of the underlying common stock. Convertible securities generally perform like regular debt securities, that is, if interest rates rise, the value of the securities usually will fall. Furthermore, since they are convertible into common stock, convertible securities also have the same types of risks as investing in the underlying common stock.

   Borrowing: The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) for investment purposes. The Fund also is authorized to borrow an additional 5% of its total assets (not including the amount borrowed) without regard to the foregoing limitation for temporary or emergency purposes (such as clearance of portfolio transactions, the payment of dividends and Share redemptions). The Adviser presently does not intend to borrow on behalf of the Fund more than 5% of the Fund's net assets.

   Illiquid Securities: The Fund may hold up to 5% of the value of its total assets in illiquid securities, including certain securities which cannot be readily resold to the public because of legal or contractual restrictions, non-negotiable deposits with banks, repurchase agreements which have a maturity of longer than seven days and securities that are not readily marketable.

   Lending Portfolio Securities: The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time demand the return of the securities loaned. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral, a portion of which generally will be rebated to the borrower.

Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund intends to limit its securities lending activities so that no more than 5% of the value of the Fund's total assets will be represented by securities loaned. The Fund does not currently intend to lend securities.

Portfolio Turnover


   Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the Adviser's view, to achieve the principal objective of the Fund to provide capital gains. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by the Fund during the particular fiscal year. The Fund's rate of portfolio turnover for the fiscal years ended December 31, 2001 and 2000 was 69% and 43%, respectively. The rate of portfolio turnover is not a limiting factor when the Adviser deems portfolio changes appropriate to achieve the Fund's investment objective.


Fundamental Investment Policies

   The Fund has adopted certain fundamental investment policies which can be changed only with the approval of shareholders holding a majority of the total number of outstanding Shares. As defined in the Act, this means the lesser of
(a) 67% or more of the Shares of the Fund at a meeting where more than 50% of the outstanding Shares is present in person or by proxy or (b) more than 50% of the outstanding Shares of the Fund.

   The following is a complete list of the Fund's fundamental investment policies:

      (1) The Fund will not make short sales of securities, invest in warrants or put or call options (or combinations thereof) or purchase any securities on margin, except for short-term credits necessary for clearance of portfolio transactions.

      (2) The Fund will not issue senior securities.

      (3) The Fund may borrow money for investment purposes in amounts up to 33 1/3% of its total assets (including the amount borrowed) and the Fund may also borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

      (4) The Fund will not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the sale of its portfolio securities.

      (5) The Fund will not invest more than 5% of the value of its total assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days). For purposes of this policy, illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities.

      (6) The Fund will not invest more than 5% of the value of its total assets in securities of companies which, including their predecessors, have a record of less than three years' continuous operation.

      (7) The Fund will not invest more than 25% of the value of its total assets in any one industry or group of related industries.

      (8) The Fund will not invest in real estate, real estate limited partnerships or real estate mortgage loans, although the Fund may invest in marketable securities which are secured by real estate and marketable securities of companies which invest or deal in real estate or real estate mortgage loans.

      (9) The Fund will not engage in the purchase or sale of commodities or commodity futures contracts or invest in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities issued by companies that engage in such activities.

      (10) The Fund will not make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with the Fund's investment objectives and policies, (2) the lending of portfolio securities and (3) entering into repurchase agreements.

   For purposes of fundamental investment policy (7), "industry" and "group of related industries" are determined by reference to the Standard Industrial Classification ("SIC") codes, as defined by the Department of Commerce and published by the Securities and Exchange Commission (the "Commission") (and as amended from time to time).

   If a percentage restriction is satisfied at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation of the foregoing restrictions. Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

Non-Fundamental Investment Policies

   The Fund does not intend to invest in the securities of other investment companies. A policy which is non-fundamental may be changed by the Fund's Board of Directors without shareholder approval.

                            MANAGEMENT OF THE FUND


   The Fund has a Board of Directors which is responsible for the management and operations of the Fund. The Board of Directors oversees the officers of the Fund and the Adviser and decides upon general policy matters. A majority of the Directors are not "interested persons" (as defined in the Act) of the Fund or the Adviser (the "Independent Directors"). The following table sets forth information pertaining to the members of the Board of Directors and principal officers of the Fund. Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors."





                                                                                           Number of
                                                                                           Portfolios
                                       Term of Office***                                    Overseen  Other Directorships
                           Position(s)   and Length of        Principal Occupation(s)        within       Held by the
Name, Address** and Age     With Fund     Time Served           During Past 5 Years         the Fund     Director****
-----------------------    ----------- -----------------      -----------------------      ---------- -------------------
Independent Directors:

June Eichbaum (51)........  Director    Director since   Ms. Eichbaum has been a Partner       1             None
 245 Park Avenue                        February 1997    of Heidrick & Struggles
 43rd Floor                                              International, Inc. (an executive
 New York, New York 10167                                recruiting firm) since January
                                                         2001. From 1992 to January 2001,
                                                         Ms. Eichbaum was a principal of
                                                         Major, Hagen & Africa (New
                                                         York) Inc. (an executive search
                                                         firm).

                                                                                                   Number of
                                                                                                   Portfolios
                                          Term of Office***                                         Overseen  Other Directorships
                            Position(s)     and Length of          Principal Occupation(s)           within       Held by the
Name, Address** and Age      With Fund       Time Served             During Past 5 Years            the Fund     Director****
-----------------------     -----------   -----------------        -----------------------         ---------- -------------------
Independent Directors (continued):

Thomas R. LeViness (61)... Director       Director since    President of Pell & LeViness, P.C.         1      None
 90 Park Avenue                           June 1998         (a law firm). Mr. LeViness also
 New York, New York 10016                                   serves as a Director of W.P.
                                                            Stewart Investment Partnership,
                                                            L.P.

David J. Winkler (45)..... Director       Director since    Senior Vice President of HRH               1      None
 1211 Sixth Avenue                        June 1998         Company of New York (formerly
 New York, New York 10036                                   known as American Phoenix
                                                            Corp.) (a commercial insurance
                                                            broker). Mr. Winkler also serves as
                                                            a Director of The League for the
                                                            Hard of Hearing and W.P. Stewart
                                                            Investment Partnership, L.P.

Interested Directors:

Marilyn G. Breslow* (58).. Director       Director since    President, Director and portfolio          1      Alteon, Inc.
                                          March 1998        manager with the Adviser since
                                                            1998, 1993 and 1990, respectively.
                                                            Ms. Breslow served as the
                                                            Adviser's portfolio manager for the
                                                            Fund since mid-1997 to November
                                                            13, 2001.

John C. Russell* (67)..... Vice President Vice President    Deputy Chairman and Managing               1      W.P. Stewart & Co.,
 Trinity Hall              and Director   since March 1998  Director of W.P. Stewart & Co.,                   Ltd.
 43 Cedar Avenue                          Director          Ltd., the Adviser's parent, since
 Hamilton HM 12 Bermuda                   since June 1999   mid-1998, various officerships and
                                                            directorships with other affiliates of
                                                            the Adviser since 1996; Vice
                                                            President and Director of W.P.
                                                            Stewart Investment Partnership,
                                                            L.P.; Director of the Adviser or its
                                                            predecessor from 1996 through
                                                            mid-1998; General Counsel of the
                                                            Adviser's predecessor from 1996-
                                                            1997; Chief Operating Officer of
                                                            the Adviser's predecessor from
                                                            1997 to mid-1998.

Officers:

Peter H. Jennison (41).... President      President         Vice President and Portfolio               1      None
                                          since             Manager of the Adviser since May
                                          January 2002      1998 and June 1989, respectively.
                                                            Mr. Jennison has served as the
                                                            Adviser's portfolio manager for the
                                                            Fund since November 13, 2001.

Lisa D. Levey (45)........ Secretary      Secretary since   Deputy Managing Director--                 1      None
                                          June 1999         General Counsel of W.P. Stewart
                                                            & Co., Ltd., the Adviser's parent,
                                                            since 2001 and General Counsel
                                                            and Assistant Secretary of W.P.
                                                            Stewart & Co., Ltd. since mid-
                                                            1998; General Counsel and
                                                            Secretary of the Adviser or its
                                                            predecessor since 1997; various
                                                            officerships with other affiliates of
                                                            the Adviser since 1997.

                                                                                               Number of
                                                                                               Portfolios
                                      Term of Office***                                         Overseen  Other Directorships
                         Position(s)    and Length of           Principal Occupation(s)          within       Held by the
Name, Address** and Age   With Fund      Time Served              During Past 5 Years           the Fund     Director****
-----------------------  -----------  -----------------         -----------------------        ---------- -------------------

Officers (continued):

Susan G. Leber (35).....  Treasurer  Treasurer since     Director of Financial Operations of       1             None
 Trinity Hall                        June 1999           W.P. Stewart & Co. Ltd., the
 43 Cedar Avenue                                         Adviser's parent since 2001.
 Hamilton HM 12 Bermuda                                  Deputy Finance Director of W.P.
                                                         Stewart & Co., Ltd. since 1999.
                                                         From 1993 to 1999, Ms. Leber
                                                         served as Audit Manager with
                                                         Lopez Edwards, Frank & Co., LLP
                                                         (an accounting firm).

Alison A. Proshan (33)..  Assistant  Assistant Secretary Associate General Counsel and             1             None
                          Secretary  since June 1999     Assistant Secretary of W.P.
                                                         Stewart & Co., Ltd., the Adviser's
                                                         parent and Associate General
                                                         Counsel and Assistant Secretary of
                                                         the Adviser since January 1999,
                                                         various officerships with other
                                                         affiliates of the Adviser since 1999.
                                                         From 1994 to 1999, Ms. Proshan
                                                         served as an associate at Milbank,
                                                         Tweed, Hadley and McCloy, LLP
                                                         (a law firm).

--------

   * "Interested person" of the Fund by reason of affiliation with the Adviser or Adviser's parent company.


  ** Unless otherwise noted, the business address of the Directors and officers is 527 Madison Avenue, New York, NY 10022.


 *** There is no set term of office for Directors and officers. The table shows the number of years for which they have served as Director and/or officer.


**** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Act.



                           Standing Board Committees



   The Board of Directors has established two standing committees in connection with the governance of the Fund--Audit and Nomination.



   The Audit Committee consists of two Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met three times during the fiscal year ended December 31, 2001.



   The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses. The Nominating Committee did not meet during the fiscal year ended December 31, 2001.



                                 Compensation



   The Fund makes no payments to any of its officers for services and the Fund does not pay any retirement benefits. However, each of the Fund's Independent Directors is paid by the Fund a fee of $1,250 for each meeting of the Fund's Board of Directors, and for each meeting of any committee of the Board of Directors, that he or she attends (other than those attended by telephone conference call). Each Director is reimbursed by the Fund for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Fund. The following table sets forth the aggregate compensation paid by the Fund to the Directors of the Fund for service in the fiscal year ended December 31, 2001:



                              Compensation Table



                                                                   Total
                                                 Pension or    Compensation
                                                 Retirement    From Fund and
                                  Aggregate   Benefits Accrued Fund Complex
                                Compensation     As Part of       Paid to
       Name and Position        from the Fund  Fund Expenses   Directors***
       -----------------        ------------- ---------------- -------------
John C. Russell................        --           None              --
 Vice President and Director
Marilyn G. Breslow*............        --           None              --
 Director
June Eichbaum**................    $2,500           None          $2,500
 Director
William Talcott May**+.........    $3,750           None          $3,750
 Director
Thomas R. LeViness**...........    $8,750           None          $8,750
 Director
David J. Winkler**.............    $8,750           None          $8,750
 Director

--------

  * Ms. Breslow resigned as President of the Fund effective January 24, 2002.


 ** Only Independent Directors receive compensation from the Fund.


*** Neither the Adviser nor any of its affiliates serves as investment adviser to any registered investment company other than the Fund.


  + Mr. May ceased to be a Director of the Fund effective January 8, 2002.

   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex, if any, as of December 31, 2001.



                        Director Share Ownership Table



                             Independent Directors



                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                Dollar Range of      Registered Investment
                              Equity Securities in   Companies Overseen By
Name of Director                    the Fund       Director in Fund Complex
----------------              -------------------- -------------------------
June Eichbaum................    Over $100,000          Over $100,000
Thomas R. LeViness...........   $50,001-$100,000       $50,001-$100,000
David J. Winkler.............          $0                     $0



                             Interested Directors



                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                Dollar Range of      Registered Investment
                              Equity Securities in   Companies Overseen By
Name of Director                    the Fund       Director in Fund Complex
----------------              -------------------- -------------------------
Marilyn G. Breslow...........          $0                     $0
John C. Russell..............    $10,001-$50,000        $10,001-$50,000



   The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director and his/her immediate family members, in the Adviser or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the Act) the Adviser as of December 31, 2001.



                            Name of
                          Owners and
                         Relationships         Title of  Value of  Percent of
Name of Director          to Director  Company  Class   Securities   Class
----------------         ------------- ------- -------- ---------- ----------
June Eichbaum...........     None        N/A     N/A        $0         0%
Thomas R. LeViness......     None        N/A     N/A        $0         0%
David J. Winkler........     None        N/A     N/A        $0         0%



   As of April 24, 2002, the Directors and officers of the Fund as a group owned 1.05% of the Shares outstanding. As of the same date, to the knowledge of the Fund, Wachovia Bank, N.A., as trustee for Pall Corporation Supplemental Pension Plan, whose address is 301 N. Main Street, P.O. Box 3073, Winston-Salem, NC 27150, beneficially owned 5.59% of the Shares outstanding.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   As described in the Fund's Prospectus, the Adviser is the Fund's investment adviser pursuant to an agreement between the Adviser and the Fund (the "Investment Advisory Services Agreement") and, as such, manages the Fund's portfolio. The Adviser is a Delaware corporation which was incorporated in 1998. The Adviser is registered under the Investment Advisers Act of 1940 as an investment adviser. From February 28, 1994 (commencement of the Fund's investment operations) to July 1, 1998, the Fund's investment adviser was the predecessor of the Adviser's parent company. The Adviser's business office is located at 527 Madison Avenue, New York, New York 10022-4212. Its telephone number is (212) 750-8585 and its facsimile number is (212) 980-8039. The Adviser is a wholly owned subsidiary of W.P. Stewart & Co., Ltd., a Bermuda corporation ("W.P. Stewart-Bermuda"), which is also registered as an investment adviser. W.P. Stewart-Bermuda is controlled by WPS II, Inc., a privately-owned holding company.

   Under the Investment Advisory Services Agreement, the Adviser is responsible for the management of the Fund's portfolio and continually reviews its holdings in the light of its own research analyses and those of other relevant sources. Reports of portfolio transactions are reviewed by the Directors of the Fund on a regular basis.


   The Adviser has agreed that it may waive advisory fees and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the next $70 million of average annual net assets of the Fund up to $100 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement between the Fund and the Adviser and may be discontinued at any time. For the fiscal years ended December 31, 2001, 2000 and 1999, the Adviser did not waive advisory fees and/or reimburse expenses of the Fund pursuant to such waiver and/or reimbursement agreement. During the same periods, the Fund paid the Adviser and its predecessor an advisory fee of 1.5% of the average daily net assets of the Fund.



   For the fiscal years ended December 31, 2001, 2000 and 1999, fees paid to the Adviser in accordance with the terms of the Investment Advisory Services Agreement totaled $949,453, $1,118,624 and $956,167, respectively.



   At a meeting of the Board of Directors held on October 16, 2001, the Board approved the continuation of the Fund's Investment Advisory Services Agreement for an additional year. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Fund by the Adviser under the Investment Advisory Services Agreement and the personnel who provide these services. In addition to investment advisory services, the Adviser and its affiliates provide assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Board also considered the Adviser's costs to the Adviser and its affiliates of providing services, and the direct and indirect benefits to the Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Adviser's compensation for investment advisory services under the Investment Advisory Services Agreement, but also compensation paid to the Adviser for other, non-advisory, services provided to the Fund. The Directors also considered the Adviser's access to research services from brokers to which the Adviser may have allocated Fund brokerage in a "soft dollar" arrangement. In connection with its consideration of the Investment Advisory Services Agreement, the Board also compared the Fund's advisory fee rate, expense ratios and historical performance to those of comparable funds. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Adviser may experience as a result of growth in the Fund's assets. The Board also reviewed materials supplied by Fund counsel [and counsel to the Independent Directors] that were prepared for use by the Board in fulfilling its duties under the Act and state law.



   Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by the Adviser to the Fund and that the investment advisory fee rate was reasonable in relation to such services. The Independent Directors were represented by independent counsel who assisted them in their deliberations.


Potential Conflicts of Interest

   The Adviser manages and expects to continue to manage other investment and trading accounts with objectives similar in whole or in part to those of the Fund, including other collective investment vehicles which may be managed or sponsored by the Adviser and in which the Adviser may have an equity interest.

   The Investment Advisory Services Agreement requires that the Adviser act in a manner that it considers fair, reasonable and equitable in allocating investment opportunities to the Fund, but does not otherwise impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunities to the Fund or any restrictions on the nature or timing of investments for the account of the Fund and for the Adviser's own account or for other accounts which the Adviser may manage. The Adviser is not obligated to devote any specific amount of time to the affairs of the Fund and is not required to give exclusivity or priority to the Fund in the event of limited investment opportunities.

   When the Adviser determines that it would be appropriate for the Fund and one or more of its other investment accounts to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis. If the Adviser determines to invest at the same time for more than one of the investment accounts, the Adviser may place combined orders for all such accounts simultaneously and if all such orders are not filled at the same price, it may average the prices paid. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, the Adviser may allocate the investments among the different accounts on a basis that it considers equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other investment accounts.

   The Adviser selects the brokers to be used for the Fund's transactions, and the Adviser's affiliate is permitted to act as broker for the Fund. By reason of the brokerage fees the Adviser's affiliate earns by acting as broker to the Fund, the Adviser has an incentive to select its affiliate as broker for the Fund. See "Brokerage Allocation."

Duty of Care

   The Articles of Incorporation of the Fund provide that no Director or officer of the Fund shall have any liability to the Fund or its shareholders for damages in the absence of willful misfeasance, bad faith, gross negligence or recklessness or as otherwise required by the Maryland General Corporation Law. The Articles of Incorporation and By-Laws of the Fund contain provisions for the indemnification by the Fund of its Directors and officers to the fullest extent permitted by law.

   The Investment Advisory Services Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for any loss or damage occasioned by any acts or omissions in the performance of its services as Adviser in the absence of willful misfeasance, bad faith, gross negligence or recklessness or as otherwise required by law.

Code of Ethics

   The Fund and the Adviser have adopted a Code of Ethics under Rule 17j-1 under the Act which permits officers and employees to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions. The Code of Ethics is on file with the Commission and is available through the Commission's EDGAR system.

                             BROKERAGE ALLOCATION

   The Adviser is responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions. Portfolio securities transactions generally will be effected through brokers on securities exchanges or directly with the issuer or an underwriter or market maker for the securities. Purchases and sales of portfolio securities through brokers involve a commission to the broker. Purchases and sales of portfolio securities with dealers serving as market makers include the spread between the bid and the asked prices.


   As described in the Prospectus, the Fund is non-diversified and tends to take larger positions in fewer different portfolio companies than most other mutual funds. In addition, the Adviser may select the same investments for the Fund as for its other managed accounts, resulting in a large volume of trades on the same day in any particular security. In an effort to obtain best execution for its clients in the aggregate, including the Fund, the Adviser will take into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. In light of these considerations, brokerage transactions normally will be effected through the Adviser's affiliate, W.P. Stewart Securities Limited with trades being executed and cleared through other broker-dealers. The Adviser believes that this practice results in a better overall execution to its clients, including the Fund, although the Fund may pay commissions at a rate higher than those charged by other brokers. The Adviser's affiliate will conduct any brokerage services it performs for the Fund in compliance with the requirements of Section 17(e)(2) of the Act and Rule 17e-1 thereunder, and the Board of Directors of the Fund has adopted procedures designed to ensure such compliance.



   As broker, the Adviser's affiliate will charge the Fund commissions not exceeding the rates charged to the Adviser's institutional customers for similar trades at the time of execution. For the fiscal years ended
December 31, 2001, 2000 and 1999, the Fund paid the Adviser's affiliate brokerage commissions of $171,525, $123,960 and $93,603, respectively. For the fiscal year ended December 31, 2001, the Fund paid total brokerage commissions of $171,525, all of which was paid to W.P. Stewart Securities Limited for effecting 100% of the aggregate number of transactions in which the Fund paid brokerage commissions. The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended December 31, 2000 and December 31, 1999 was $123,960 and $93,603, respectively.

   Any brokerage transactions not effected by the Adviser's affiliate (which the Adviser believes will be on an exception only basis) will be executed by other brokers and dealers selected by the Adviser on the basis of a variety of factors, including the following: the ability to effect prompt and reliable executions at favorable prices; the operational efficiency with which transactions are effected; the financial strength, integrity and stability of the broker; the quality, comprehensiveness and frequency of available research and related services considered to be of value; and the competitiveness of commission rates in comparison with other brokers satisfying the Adviser's other selection criteria. Research and related services furnished by brokers may include written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing or appraisal services, as well as discussions with research personnel, along with hardware, software, data bases and other news, technical and telecommunications services and equipment utilized in the investment management process. The Adviser may pay higher commissions to brokerage firms that provide it with such investment and research information if the Adviser determines such prices or commissions are reasonable in relation to the overall services provided. Research and related services provided by broker-dealers used by the Fund may be utilized by the Adviser or its affiliates in connection with its investment services for other accounts and, likewise, research and related services provided by broker-dealers used for transactions of other accounts may be utilized by the Adviser in performing its services for the Fund. The Adviser will make appropriate allocations so that it bears the cost of any such services used for purposes other than for investment management, for example, for administration.


           CUSTODIAN, ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT


   The Fund's securities and other assets will normally be held in the custody of State Street Bank and Trust Company ("State Street"), which has its principal place of business at 225 Franklin Street, Boston, MA 02110. Under the Custodian Contract, State Street is reimbursed by the Fund for its disbursements, expenses and charges incurred in connection with the foregoing services and receives a fee from the Fund based on the average assets of the Fund, subject to a minimum monthly fee of $3,000.


   State Street also provides certain administrative services to the Fund pursuant to an Administration Agreement, including overseeing the determination of the net asset value of the Fund, maintaining certain books and records of the Fund, and preparing and/or filing periodic reports, advertising materials, supplements, proxy materials and other filings. In consideration for these services, State Street is paid a fee based on a percentage of the average assets of the Fund, subject to a minimum annual fee of $65,000.

   State Street also provides certain shareholder services to the Fund pursuant to a Transfer Agency and Service Agreement, including disbursing dividends and distributions, disbursing redemption proceeds, processing subscription applications and serving as transfer agent and registrar. In consideration for these services, State Street is paid a monthly fee of $2,500 ($30,000 annually).

                              INDEPENDENT AUDITOR


   M.R. Weiser & Co., LLP, 135 West 50th Street, New York, NY 10020, serves as the independent auditor of the Fund. It audits the Fund's annual financial statements and renders reports thereon, which are included in the annual report to shareholders. In addition, the Fund's auditor reviews certain filings of the Fund with the Commission and prepares the Fund's federal and state corporation tax returns.

                                 CAPITAL STOCK

   The authorized capital stock of the Fund consists of 100,000,000 Shares, all of one class and of $0.001 par value per Share, and all having equal voting, redemption, dividend and liquidation rights. Shares are fully paid and non-assessable when issued and are redeemable and subject to redemption under certain conditions described in the Prospectus. Shares have no preemptive, conversion or cumulative voting rights.

   Pursuant to the By-Laws of the Fund adopted under the provisions of the laws of Maryland, the Fund's jurisdiction of incorporation, the Fund will not generally hold annual meetings of Fund shareholders. Shareholder meetings, however, will be held when required by the Act or Maryland laws, or when called by the Board of Directors, the President or shareholders owning at least 10% of the outstanding Shares. The Fund is obligated to bear the cost of any such notice and meeting.

                       DISTRIBUTION OF THE FUND'S SHARES

   The Fund is offering its Shares directly and has no underwriter. The Adviser may recommend an investment in the Fund but receives no fee specifically for doing so.

   The Adviser may pay out of its own resources persons who sell Shares of the Fund.

                        COMPUTATION OF NET ASSET VALUE


   Shares of the Fund are sold at net asset value. For a discussion of how net asset value is determined, see "Pricing of Shares" in the Prospectus. The Fund computes its net asset value once daily on days the New York Stock Exchange is open for trading. The New York Stock Exchange ordinarily is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Using the Fund's net asset value at December 31, 2001, the maximum offering price of the Fund's Shares was as follows:



Net Assets......................................................... $61,220,040
Number of Shares Outstanding.......................................     338,740
Offering Price per Share........................................... $    180.73


                              PURCHASE OF SHARES

   The methods of buying Shares are described in the Prospectus. There are no sales charges.

   The Fund may accept securities in payment of Shares provided such securities:

      (a) meet the investment objective and policies of the Fund;

      (b) are acquired by the Fund for investment and not for resale;

      (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and

      (d) have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

                                  REDEMPTIONS

   The methods of redeeming Shares are described in the Prospectus. The Fund charges a redemption fee equal to 0.50% of the gross redemption proceeds.

                                  TAX STATUS

   The Prospectus of the Fund contains information about the federal income tax consequences of ownership of Shares. Certain supplementary information is presented below.


   The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Fund (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses) to be treated as capital gains of the shareholders, regardless of how long shareholders have held their Shares in the Fund.



   Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net taxable investment income (including short-term capital gains) and 90% of its net tax exempt interest income in each year.



   Any gain realized on the redemption or other disposition of Shares by a shareholder who is not a dealer in securities generally will be treated as capital gain. Any such capital gain derived by an individual generally will be subject to tax at the maximum rate of 20% with respect to Shares held for more than one year. The maximum long-term capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income, which currently is 35%.


   Any capital loss realized by a shareholder on the redemption or other disposition of Shares will be treated as long-term capital loss if such Shares were held for more than one year. Any loss realized by a shareholder on the redemption or other disposition of Shares which such shareholder has held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such Shares; any capital loss on such shares in excess of such distribution will be treated as short-term capital loss. Any loss realized on a sale or exchange of Shares will be disallowed to the extent that the Shares disposed of are replaced (including, for example, by receipt of dividends paid in Shares) within a 61-day period beginning 30 days before and ending 30 days after the date the Shares are disposed of. In such a case, a shareholder will adjust the basis of the Shares acquired to reflect the disallowed loss.

   Since, at the time of an investor's purchase of Shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such Shares may in reality represent a return of such investor's capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of such investor's Shares is, as a result of the distributions, reduced below such investor's cost for such Shares. Prior to purchasing Shares of the Fund, an investor should carefully consider such tax liability which such investor might incur by reason of any subsequent distributions of net investment income and capital gains.

   The Fund would be subject to a 4% non-deductible excise tax on certain amounts if they are not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.


   By law, the Fund must withhold 30% (scheduled to be phased down to 28% by 2006) of a shareholder's distributions and redemption proceeds if such shareholder has not provided either a taxpayer identification number or a social security number or if the number provided is incorrect.



   The Fund may purchase debt securities that contain original issue discount. Original issue discount is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Code's distribution requirements.



   Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce shareholders' return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes.



   Dividends and distributions generally are taxable to shareholders in the year in which they are received. Dividends declared in October, November or December payable to shareholders of record on a specified date in October, November or December and paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed on a dividend or distribution in the year prior to the year in which they actually receive such dividend or distribution.


   In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of Shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of Shares in their own states and localities. Non-U.S. shareholders, who are present in the U.S. for substantial periods of time during a taxable year, maintain an office or "tax home" in the U.S., or conduct business in the U.S. with which their Shares may be "effectively connected," should consult their tax advisors as to whether such presence or activities may subject them to U.S. tax as a U.S. person or otherwise. Each shareholder who is not a U.S. person also should consult his tax advisor regarding the federal, state, local and foreign tax consequences of ownership of Shares of the Fund.

                             ERISA CONSIDERATIONS

   Persons who are fiduciaries with respect to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including most qualified retirement plans and funded nonqualified plans of deferred compensation (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund.

   ERISA imposes certain general and specific responsibilities on the persons who are the fiduciaries responsible for investing the assets of an ERISA Plan, including exclusive benefit of participants, prudence, diversification, absence of prohibited transactions, conformity of governing documents, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor regulations provide that, to meet the prudence standard, a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is reasonably designed to further the ERISA Plan's purposes in view of the risk of loss and opportunity for gain, the diversification of the Plan's portfolio, an examination of the liquidity and current return factors relative to cash flow needs, and the projected return of the portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with the foregoing responsibilities under ERISA. A fiduciary may need to take other factors into consideration if the ERISA Plan permits participants to direct the investment of their accounts and the Fund is offered as an investment alternative under the ERISA Plan. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

   After an investment in the Fund has been made by an ERISA Plan, the fiduciaries responsible for that ERISA Plan's investment decisions must periodically review the investment to determine whether it continues to satisfy the prudence and other requirements under ERISA. It is noted that, since the Fund is a mutual fund, the underlying assets of the Fund are not "plan assets," within the meaning of the applicable ERISA regulations. Consequently, the fiduciaries of an investing ERISA Plan would not normally have responsibility for the investment decisions made by or on behalf of the Fund with respect to those underlying assets.

   The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Statement of Additional Information is, of necessity, general and may be affected by future judicial decisions and administrative regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Shares.

                                  PERFORMANCE

   From time to time, the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. All performance information supplied by the Fund is historical and is not intended to indicate future returns. The Fund's total return fluctuates in response to market conditions and other factors. The value of the Fund's shares when redeemed may be more or less than their original cost.

   In performance advertising, the Fund may compare its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock indices, including but not limited to the Standard & Poor's Composite Stock Price Index. In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Total Return Calculations

   Standardized total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's NAV per share over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.


   Average annual total return before taxes is calculated by finding the average annual compounded rates of return of a hypothetical investment, over the one year, five year and since inception periods of the Fund, that would equate the initial amount invested to the ending redeemable value, according to the following formula:


   P(1+T)n = ERV

   Where:

  P =   a hypothetical initial payment of $1,000
  T =   average annual total return
  n =   number of years
ERV =   ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.


   The calculation (i) assumes all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the period, (ii) includes all recurring fees that are charged to all shareholder accounts, (iii) assumes complete redemption at the end of the 1, 5, or 10 year periods to determine the ending redeemable value, and (iv) does not take into account any Federal or state income taxes that may be payable upon redemption.



   Returns may also be calculated on certain after-tax bases (and are so presented in the Prospectus) under similar assumptions and using similar formulae as specified by the Commission except as set forth below. For example, returns may be calculated after taxes on distributions, which assume reinvestments of the amount of any distributions less applicable taxes on such distributions. In calculating such returns, T and ERV in the formula referenced above are replaced with T and ATV\\D\\, respectively, as follows:



       T =   average annual total return (after taxes on distributions)
ATV\\D\\ =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or
             10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.


   Returns also may be calculated after taxes on distributions and the sale (redemption) of Portfolio shares. In calculating such returns, T and ERV in the formula referenced above are replaced with T and ATV\\DR\\, respectively, as follows:



        T =   average annual total return (after taxes on distributions and redemptions)
ATV\\DR\\ =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.



   After-tax returns assume the highest individual Federal income tax rate for each year included in the calculation. After tax returns do not reflect the effect of state and local taxes, the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor's individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


   In addition to average annual total return, the Fund may quote unaveraged or compounded total returns reflecting the simple change in value of an investment over a stated period. Such total returns are calculated according to the following formula:

   (ERV-P)/P

   Where:

  P =   a hypothetical initial payment of $1,000
ERV =   ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

Other Advertisement Matters

   The Fund may also include various other information in its advertisements. Information included in the Fund's advertisements may include, but is not limited to (i) certain of the Fund's portfolio holdings as of certain dates, and (ii) historical information as to the Fund's net asset value (with or without dividends), as of one or more dates.


   Information regarding portfolio holdings or transactions, or related discussions, should not be considered as a recommendation to purchase or sell a particular security. Further, there is no assurance as of the date of publication of the advertisement or other material, that any securities discussed as having been purchased remain in a Fund's portfolio or that securities discussed as having been sold have not been repurchased. Additionally, securities discussed as purchased or held do not represent a Fund's entire portfolio and in the aggregate may represent a small percentage of a Fund's portfolio.


                             FINANCIAL STATEMENTS

   The Fund will furnish to its shareholders annual reports containing financial statements examined by the Fund's independent auditors as soon as practicable after the end of the fiscal year of the Fund. The Fund will furnish, without charge, copies of its latest semi-annual and annual reports to shareholders upon request.

   The audited financial statements and report of the Fund's independent accountants for the Fund's fiscal year ended December 31, 2001 are incorporated by reference into this Statement of Additional Information from the Fund's annual report to shareholders for the year ended December 31, 2001. The Fund's annual report to shareholders can be obtained free of charge upon request in writing or by telephoning the Fund.



   The financial statements of the Fund included in the annual report to shareholders for the year ended December 31, 2001 have been incorporated herein by reference, in reliance with respect to the financial statements, on the report of M.R. Weiser & Co., LLP, independent auditors, given on the authority of that firm as experts in auditing and accounting.


                              CONTACT INFORMATION


   For further information regarding the Fund or to request copies of the Fund's Prospectus or Statement of Additional Information free of charge, telephone or write to the Fund at 527 Madison Avenue, New York, New York 10022,
Telephone: (212) 750-8585, Facsimile: (212) 980-8039.

                                    PART C

                               OTHER INFORMATION

Item 23.  EXHIBITS


Exhibit
Number
------
  (a)   Amended Articles of Incorporation of the Fund. Incorporated by reference from Exhibit 1 to Post-
        Effective Amendment No. 5 to the Registration Statement filed on Form N-1A on May 7, 1998 (File No.
        33-71142).

  (b)   Amended By-Laws of the Fund. Incorporated by reference from Exhibit 2 to Post-Effective Amendment
        No. 6 to the Registration Statement filed on Form N-1A on September 25, 1998 (File No. 33-71142).

  (c)   Portions of Articles of Incorporation and By-Laws of the Fund defining the rights of holders of shares in the Fund. Incorporated by reference from Exhibit 4 to Post-Effective Amendment No. 5 to the
        Registration Statement filed on Form N-1A on May 7, 1998 (File No. 33-71142).

  (d)   Form of Investment Advisory Services Agreement between the Fund and the Adviser. Incorporated by reference from Exhibit (d) to Post-Effective Amendment No. 9 to the Registration Statement filed on
        Form N-1A on May 10, 2000.

  (e)   Not applicable.

  (f)   Not applicable.

  (g)   (i) Custodian Contract between the Fund and State Street Bank and Trust Company. Incorporated by
        reference from Exhibit 8 to Post-Effective Amendment No. 5 to the Registration Statement filed on Form
        N-1A on May 7, 1998 (File No. 33-71142).

        (ii) Amendment to Custodian Contract. Incorporated by reference from Exhibit (g)(ii) to Post-Effective
        Amendment No. 7 to the Registration Statement filed on Form N-1A on February 26, 1999 (File No. 33-
        71142).

  (h)   Administration Agreement and Transfer Agency and Service Agreement, each between the Fund and
        State Street Bank and Trust Company. Incorporated by reference from Exhibit 9 to Post-Effective
        Amendment No. 5 to the Registration Statement filed on Form N-1A on May 7, 1998 (File No. 33-71142).

  (i)   Opinion of Venable Baetjer and Howard, LLP, special Maryland counsel for the Fund. Incorporated by reference from Exhibit (i) to Post-Effective Amendment No. 10 to the Registration Statement filed on
        Form N-1A on April 27, 2001 (File No. 33-71142).

  (j)   Consent of M.R. Weiser & Co., LLP, independent auditors for the Fund.*

  (k)   Not applicable.

  (l)   Subscription Agreement between the Fund and WPS&Co., N.V. Incorporated by reference from
        Exhibit 13 to Post-Effective Amendment No. 5 to the Registration Statement filed on Form N-1A on May
        7, 1998 (File No. 33-71142).

  (m)   Not applicable.

  (n)   Not applicable.

Exhibit
Number
------
  (o)   Not applicable.

  (p)   Code of Ethics. Incorporated by reference from Exhibit (p) to
        Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-1A on April 27, 2001 (File No. 33-71142).

  (q)   (i)  Powers of Attorney.*

        (ii) Powers of Attorney. Incorporated by reference from Exhibit
             24 to Post-Effective Amendment No. 5 to the Registration
             Statement filed on Form N-1A on May 7, 1998 (File No.
             33-71142) and Exhibit (o)(ii) to Post-Effective Amendment
             No. 7 to the Registration Statement filed on Form N-1A on
             February 26, 1999 (File No. 33-71142).

--------
* Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant


   As of the date hereof, the Fund does not control and is not under common control with any other person.


Item 25.  Indemnification


   Every person who is or was a director, officer or employee of the Fund has the right to be indemnified to the fullest extent permitted by law for any liabilities incurred and reasonable expenses of defending against claims or threatened claims in connection with his office, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of his office. See Article Ninth of the Articles of Incorporation and Article 9 of the Amended By-Laws for a more complete description of matters related to indemnification.


Item 26.  Business and Other Connections of Investment Adviser

   The Adviser, including the Fund's predecessor adviser, has been engaged since 1975 in the business of providing discretionary and non-discretionary investment advisory services and brokerage services to various clients.

   The other businesses, professions, vocations or employments of a substantial nature in which the Adviser's directors and executive officers are, or have been, engaged within the last two fiscal years for their own account or in the capacity of director, officer, employee, partner or trustee are as set forth below:

   John A. Allison is a Director and portfolio manager of the Adviser and, since January 2000, has served as Chairman and Chief Executive Officer of W.P. Stewart Asset Management Ltd., an affiliate of the Adviser.

   Joseph S. Frelinghuysen, Jr. is an outside Director of the Adviser and, since 1989, has served as President of J.S. Frelinghuysen & Co., Inc., an investment banking firm.


   Marilyn G. Breslow is a Director of the Fund and has served as President, Director and portfolio manager of the Adviser since 1998, 1993 and 1990, respectively.



   Lisa D. Levey is Secretary of the Fund, General Counsel and Secretary of the Adviser and, since June 1998, has served as Deputy Managing Director--General Counsel and Assistant Secretary of W.P. Stewart & Co., Ltd., the Adviser's parent, and several of its affiliates.


   Alison A. Proshan is Assistant Secretary of the Fund, Associate General Counsel and Assistant Secretary of the Adviser and, since January 1999 has served as Associate General Counsel and Assistant Secretary of W.P. Stewart & Co., Ltd., the Adviser's parent, and several of its affiliates.

Item 27.  Principal Underwriters

   (a) Not applicable.

   (b) Not applicable.

Item 28.  Location of Accounts and Records

                                                                                       Name of
                        Account, Book or Other Document                           Person Maintaining
                        -------------------------------                           ------------------
        (Numbers refer to Subparagraphs under Rule 31a-1(b) of the Act)

 (1) Journals (or other records or original entry) containing an itemized daily  State Street Bank
     record in detail of all purchases and sales of securities, all receipts and   and Trust Company
     deliveries of securities, all receipts and disbursements of cash and all other debits and credits.

 (2) General and auxiliary ledgers (or other records) reflecting all asset,      State Street Bank
     liability, reserve, capital, income and expense accounts.                     and Trust Company

 (3) Not applicable.

 (4) Corporate Charters, By-Laws and Minute Books                                The Adviser

 (5) Record of each brokerage order given by or on behalf of the Fund            State Street Bank
                                                                                   and Trust Company

 (6) Record of all other portfolio purchases or sales                            State Street Bank
                                                                                   and Trust Company

 (7) Record of Options (if any) and commitments                                  State Street Bank
                                                                                   and Trust Company

 (8) Trial balances                                                              State Street Bank
                                                                                   and Trust Company

 (9) Brokerage Records                                                           The Adviser and/or
                                                                                   W.P. Stewart
                                                                                   Securities Limited

(10) Records of authorizations                                                   The Fund

(11) Advisory Material                                                           The Fund

     All other records (if any) required to be maintained by paragraph (a) of
     Rule 31a-1                                                                  The Fund

   All records maintained by the Adviser or the Fund will be maintained at 527 Madison Avenue, New York, NY, 10022.

   All records maintained by W.P. Stewart Securities Limited will be maintained at Trinity Hall, 43 Cedar Avenue, Hamilton HM 12, Bermuda.

   All records maintained by State Street Bank and Trust Company will be maintained at 225 Franklin Street, Boston, MA 02110.

Item 29.  Management Services

   Not applicable.

Item 30.  Undertakings

   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 30th day of April, 2002.


                                          W.P. STEWART & CO. GROWTH FUND, INC.


                                                   /S/  PETER H. JENNISON

                                          By: _______________________________

                                             Name:  Peter H. Jennison

                                             Title: President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


            Signature                               Title                     Date
            ---------                               -----                     ----

                *                     President
----------------------------------
        Peter H. Jennison

                *                     Director and Vice President
----------------------------------
         John C. Russell

                *                     Director
----------------------------------
        Marilyn G. Breslow

                *                     Director
----------------------------------
          June Eichbaum

                *                     Director
----------------------------------
        Thomas R. LeViness

                *                     Director
----------------------------------
         David J. Winkler

                *                     Treasurer and Principal Accounting
----------------------------------      Officer
          Susan G. Leber

        /s/  LISA D. LEVEY                                               April 30, 2002
   *By: --------------------------
       Lisa D. Levey
       Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

  (j)       Consent of M. R. Weiser & Co. LLP

  (q)(i)    Powers of Attorney